UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 22, 2016

Virtus Investment Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10994	95-4191764
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Pearl Street, 9th Floor, Hartford, CT	06103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 248-7971

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously announced, on December 16, 2016, Virtus Investment Partners, Inc., a Delaware corporation (the “Company”), entered into a definitive agreement to acquire RidgeWorth Holdings LLC, Delaware limited liability company (“RidgeWorth”).

For further information related to the proposed acquisition, please see the Company’s Current Report on Form 8-K dated December 22, 2016. The acquisition of RidgeWorth has not yet been consummated and there can be no assurance that the transaction will be consummated as contemplated.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited and unaudited financial statements of RidgeWorth, RidgeWorth Capital Management LLC, a Delaware limited liability company, and RidgeWorth Capital Management, Inc., a Georgia corporation, as of the dates and for the periods described in
Item 9.01(d) below are attached as Exhibit 99.1 and 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company, giving effect to the proposed acquisition of RidgeWorth, as of the dates and for the periods described in Item 9.01(d) below are attached as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits.

99.1	Audited consolidated financial statements of RidgeWorth as of December 31, 2015 and 2014 and for the two years in the period ended December 31, 2015, the audited consolidated financial statements of RidgeWorth Capital Management LLC as of May 30, 2014 and for the period January 1, 2014 to May 30, 2014, and the audited consolidated financial statements of RidgeWorth Capital Management, Inc. as of December 31, 2013 and for the year then ended.

99.2	Unaudited consolidated financial statements of RidgeWorth as of September 30, 2016 and for the nine-month period then ended.

99.3	Unaudited pro forma condensed combined financial statements of the Company, giving effect to the proposed acquisition of RidgeWorth, as of September 30, 2016 and for the nine months then ended, and for the year ended December 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUS INVESTMENT PARTNERS, INC.

Date: December 22, 2016	By:	/s/ Michael A. Angerthal
	Name:	Michael A. Angerthal
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Audited consolidated financial statements of RidgeWorth as of December 31, 2015 and 2014 and for the two years in the period ended December 31, 2015, the audited consolidated financial statements of RidgeWorth Capital Management LLC as of May 30, 2014 and for the period January 1, 2014 to May 30, 2014, and the audited consolidated financial statements of RidgeWorth Capital Management, Inc. as of December 31, 2013 and for the year then ended.

99.2	Unaudited consolidated financial statements of RidgeWorth as of September 30, 2016 and for the nine-month period then ended.

99.3	Unaudited pro forma condensed combined financial statements of the Company, giving effect to the proposed acquisition of RidgeWorth, as of September 30, 2016 and for the nine months then ended, and for the year ended December 31, 2015.